Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Mid Cap Core Equity Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Raymond Anello	Portfolio Manager (lead)	2019
Kristin Ketner	Portfolio Manager	2019
Magnus Krantz	Portfolio Manager	2019
Matthew P. Ziehl	Portfolio Manager	2019
Raman Vardharaj	Portfolio Manager	2019
Adam Weiner	Portfolio Manager	2019
Joy Budzinski	Portfolio Manager	2019”

VIMCCE-SUMPRO SUP 062119